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                                                                  EXHIBIT 10.85

                        AMENDMENT NO. 11 TO AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT


                 THIS AMENDMENT NO. 11 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT is entered into as of this 22nd day of September, 1995, by and between FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender"), and PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Borrower").

                                R E C I T A L S

                 A. Greyhound Real Estate Finance Company, an Arizona corporation ("GREFCO") and Borrower entered into an Amended and Restated Loan and Security Agreement dated as of May 10, 1989 (the "Restated Loan Agreement") that evidences a loan from GREFCO to Borrower (the "Modified Loan") that is secured by, among other things, Receivables Collateral.

                 B. The Modified Loan and Restated Loan Agreement was amended by an Amendment Number One to Amended and Restated Loan and Security Agreement dated June 14, 1989 (the "First Amendment"), by an Amendment No. 2 to Amended and Restated Loan and Security Agreement dated April 16, 1990 (the "Second Amendment"), by an Amendment No. 3 to Amended and Restated Loan and Security Agreement dated May 31, 1991 (the "Third Amendment"), by an Amendment No. 4 to Amended and Restated Loan and Security Agreement dated January 13, 1992 (the "Fourth Amendment"), by an Amendment No. 5 to Amended and Restated Loan and Security Agreement dated February 23, 1993 (the "Fifth Amendment"); by an Amendment No. 6 to Amended and Restated Loan and Security Agreement dated June 28, 1993 (the "Sixth Amendment"), by an Amendment No. 7 to Amended and Restated Loan and Security Agreement dated January 24, 1994 (the "Seventh Amendment"), by an Amendment No. 8 to Amended and Restated Loan and Security Agreement dated as of April 15, 1994 (the "Eighth Amendment"), by an Amendment No. 9 to Amended and Restated Loan and Security Agreement dated as of August 31, 1994 (the "Ninth Amendment"), and by an Amendment No. 10 to Amended and Restated Loan and Security Agreement dated as of January 26, 1995 (the "Tenth Amendment"). The Restated Loan Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment and this Eleventh Amendment and all other documents evidencing or executed in connection with the Loan are referred to hereinafter as the "Loan Documents." The Restated Loan Agreement, as amended by the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment, Eighth Amendment, Ninth Amendment and Tenth Amendment, is referred to hereinafter as the "Loan Agreement." The Loan contemplated by the Loan Agreement, as amended by this Eleventh Amendment, is referred to hereinafter as the "Loan." All
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capitalized terms used in this Eleventh Amendment will have the meanings assigned to such terms in the Loan Agreement unless those terms are otherwise defined herein.

                 C. GREFCO was a wholly-owned subsidiary of Greyhound Financial Corporation ("GFC"). Pursuant to a plan of liquidation, GREFCO was liquidated into GFC. Further, pursuant to such plan of liquidation, GREFCO assigned the Note and all of GREFCO's rights under the Loan Agreement and other Documents to GFC. Effective as of February 1, 1995, GFC changed its name to FINOVA Capital Corporation.

                 D. Borrower has requested and Lender has agreed to fund (pursuant to the terms and conditions of this Eleventh Amendment), as part of the Loan, Advances to finance the acquisition, renovation, development and construction of two (2) timeshare resort facilities in Indian Shores, Florida, one of which will consist of thirty-two (32) timeshare units and known as "Aloha Bay Phase I," more particularly described in Exhibit A attached hereto ("Aloha Bay Phase I"), and one of which will consist of sixteen (16) timeshare units and known as "Aloha Bay Phase II," more particularly described in Exhibit B attached hereto ("Aloha Bay Phase II").

                 E. Borrower has also requested and Lender has agreed, in accordance with and subject to the conditions contained in the Loan Agreement, as modified by this Eleventh Amendment, to make Advances of the Loan, from time to time, against Instruments or Contracts arising from Aloha Bay Phase I and Aloha Bay Phase II.

                 NOW, THEREFORE, in consideration of these recitals, the covenants contained in this Eleventh Amendment, and for other good and valuable consideration, the receipt and sufficiency of which consideration is hereby acknowledged, Lender and Borrower agree as follows:

                 1. LOAN AGREEMENT. Provided the conditions precedent described in Paragraph 10 of this Eleventh Amendment are met to the satisfaction of Lender, which satisfaction will be evidenced by Lender's execution of this Eleventh Amendment unless otherwise provided herein, the Loan Agreement is hereby further modified as follows:

1.1 The Loan Agreement is hereby amended by adding to Article I the following definitions:

"Aloha Bay Phase I": shall have the meaning set forth in the Recitals of this Eleventh Amendment.

"Aloha Bay Phase II": shall have the meaning set forth in the Recitals of this Eleventh Amendment.





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"Aloha Bay Phase I Acquisition Advance":  shall have the meaning set forth in
Paragraph 2 of this Eleventh Amendment.

"Aloha Bay Phase II Acquisition Advance": shall have the meaning set forth in Paragraph 4 of this Eleventh Amendment.

                          "Aloha Bay Phase I Loan Fee": shall mean the loan fee payable by Borrower to Lender equal to one-half percent (.5%) of each of the Advances made by Lender to Borrower under the Loan in connection with Aloha Bay Phase I, which shall be due and payable in full by Borrower on the date that each such Advance is funded.

                          "Aloha Bay Phase II Loan Fee": shall mean the loan fee payable in connection with Advances made by Lender to Borrower with respect to Aloha Bay Phase II, which shall be in an amount equal to one-half percent (.5%) of each such Advance and due and payable in full by Borrower on the date that each such Advance with respect to Aloha Bay Phase II is funded.

                          "Aloha Bay Phase I Incentive Fee": shall mean the incentive fee provided for in Paragraph 9.4.1 of this Eleventh Amendment.

                          "Aloha Bay Phase II Incentive Fee": shall mean the incentive fee provided for in Paragraph 9.4.2 of this Eleventh Amendment.

                          "Aloha Bay Phase I Maturity Date": shall mean the maturity date applicable to all Advances under the Loan with respect to Aloha Bay Phase I, which shall be the first to occur of the following dates: (a) the date which shall occur twenty-four (24) months after the date of the final Advance with respect to Aloha Bay Phase I, or (b) May 31, 1998.

                          "Aloha Bay Phase II Maturity Date": shall mean the maturity date applicable to all Advances under the Loan with respect to Aloha Bay Phase II, which shall be the first to occur of the following dates: (a) the date which shall occur twenty-four (24) months after the date of the final Advance with respect to Aloha Bay Phase II, or (b) December 31, 1998.

                          "Aloha Bay Phase I Mortgage":  shall have the meaning
set forth in Paragraph 8 of this Eleventh Amendment.

                          "Aloha Bay Phase II Mortgage":  shall have the
meaning set forth in Paragraph 8 of this Eleventh Amendment.





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                          "Aloha Bay Phase I Note":  shall have the meaning set
forth in Paragraph 6 of this Eleventh Amendment.

                          "Aloha Bay Phase II Note":  shall have the meaning
set forth in Paragraph 7 of this Eleventh Amendment.

                          "Aloha Bay Phase I Release Fees":  shall have the
meaning set forth in Paragraph 9.1 of this Eleventh Amendment.

                          "Aloha Bay Phase II Release Fees":  shall have the
meaning set forth in Paragraph 9.2 of this Eleventh Amendment.

                          "Eleventh Amendment":  shall mean this Amendment No.
11 to Amended and Restated Loan and Security Agreement.

                          1.2     The definitions of the following terms in
Article I of the Loan Agreement, including, to the extent applicable, the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment, Eighth Amendment, Ninth Amendment and Tenth Amendment, are hereby amended and restated in their entirety to read as follows:

                          "Borrowing Term": shall mean the period of time during which Lender is committed to make advances under the Loan Agreement as amended by the Eleventh Amendment, which commitment shall terminate (a) as to Aloha Bay Phase I, on the first to occur of that date which is six (6) months after the Aloha Bay Phase I Acquisition Advance or May 31, 1996, and (b) as to Aloha Bay Phase II, on December 31, 1996.

                          "Documents":  shall mean the Note, the First
         Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment, the Eleventh Amendment, the 2.5 MM Note, the Suites Phase II Note, the Ida Building One Note, the Ida Building Two Note, the Aloha Bay Phase I Note, the Aloha Bay Phase II Note, the Guarantee, the Deed of Trust, the Headquarters Deed of Trust, the Ida Building One Deed of Trust, the Ida Building Two Deed of Trust, the Aloha Bay Phase I Mortgage, the Aloha Bay Phase II Mortgage, the Assignments, the Contracts, the Instruments, the Agency Agreement, the Oversight Agreement, this Agreement, and all other documents and instruments executed in connection with the Loan, together with any and all renewals, extensions, amendments, restatements or replacements thereof, whether now or hereafter existing.





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                          "Project":  shall mean each of Aloha Bay Phase I (as
         defined in the Eleventh Amendment), Aloha Bay Phase II (as defined in the Eleventh Amendment), Ida Building One (as defined in the Tenth Amendment), Ida Building Two (as defined in the Tenth Amendment), South Park Ranches (as defined in the Ninth Amendment), Suites Phase II (as defined in the Eighth Amendment), Fountains (as defined in the Sixth Amendment), Winnick (as defined in the Sixth Amendment), Suites Phase I (as defined in the Fourth Amendment) and those certain real estate developments which are owned by the Borrower or the Trustee, located in Nye County and Clark County in the State of Nevada, and Huerfano County in the State of Colorado, which are more particularly described in Exhibit "P-1" to the First Amendment.

                          "Unit": shall mean a real property fee or right-to-use interest in all or a portion of the Project which permits the purchaser or owner thereof the right to occupy a dwelling unit therein for a one-week interval of time during the calendar year, or in which such purchaser or owner has an interest as a tenant-in-common in such dwelling unit and related undivided interest in common elements appurtenant thereto, together with the right to use such unit for a one-week period of time during any calendar year.

                          1.3     The introductory subparagraph of Paragraph
3.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                          "3.1(a) As security for Borrower's payment and Performance of all Obligations owed to Lender under the Documents (including, without limitation, the 2.5 MM Note, the Suites Phase II Note, the Ida Building One Note, the Ida Building Two Note, the Aloha Bay Phase I Note and the Aloha Bay Phase II Note (subject to the limitations set forth in the Aloha Bay Phase I Mortgage and the Aloha Bay Phase II Mortgage with respect to Aloha Bay Phase I and Aloha Bay Phase II)), Borrower hereby grants, transfers and assigns to Lender a Security Interest in and to all of Borrower's right, title and interest in and to all of the following:"

                          1.4     The introductory subparagraph of Paragraph
3.1(b) of the Loan Agreement (which was added to the Loan Agreement pursuant to the Fourth Amendment) is hereby amended and restated in its entirety to read as follows:

                          "(b)    As further security for Borrower's payment
         and Performance of all Obligations owed to Lender under the Documents (including, without limitation, the 2.5 MM Note, the Suites Phase II Note, the Ida Building One Note, the Ida Building Two Note, the Aloha Bay Phase I Note and the Aloha Bay Phase II Note (subject to the limitations set forth in the Aloha Bay Phase I Mortgage and the Aloha Bay Phase II Mortgage with respect to Aloha Bay Phase I and Aloha Bay Phase II)), Borrower hereby grants, transfers and assigns to Lender a Security Interest in and to all of Borrower's right, title and interest in and to all of the following:"





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                          1.5     Paragraph 7.2 of the Loan Agreement is hereby
amended by adding the phrase "(exclusive of the aggregate outstanding principal balance of the 2.5 MM Note, the Suites Phase II Note, the Ida Building One
Note, the Ida Building Two Note, the Aloha Bay Phase I Note and the Aloha Bay Phase II Note)" immediately following the word "Loan" at both places where the term "Loan" appears in the first sentence thereof.

                          1.6     Paragraph 9.1(a) of the Loan Agreement is
hereby amended and restated in its entirety to read as follows:

                          "(a)    Lender fails to receive from Borrower when
         due and payable (i) any amount that Borrower is obligated to pay on the Note, (ii) any amount that Borrower is obligated to pay on the 2.5 MM Note, (iii) any amount that Borrower is obligated to pay on the Suites Phase II Note, (iv) any amount that Borrower is obligated to pay on the Ida Building One Note, (v) any amount that Borrower is obligated to pay on the Ida Building Two Note, (vi) any amount that Borrower is obligated to pay on the Aloha Bay Phase I Note, (vii) any amount that Borrower is obligated to pay on the Aloha Bay Phase II Note, or (viii) any other payment due under the Documents; and such failure shall continue for five (5) days after notice thereof to Borrower, except for the payment of the final installment due under each of the Note, the 2.5 MM Note, the Suites Phase II Note, the Ida Building One Note, the Ida Building Two Note, the Aloha Bay Phase I Note and the Aloha Bay Phase II Note, for which no grace period is allowed;"

                 Paragraph 9.1 of the Loan Agreement is hereby amended by adding the following provision as paragraph 9.1(m):

                          "(m)    Borrower is in default of that Franchise
         Agreement between Borrower and Hospitality Franchise Systems, Inc., dated as of April 18, 1995, to the extent such default has a material and adverse effect on the Project."

                 2. ALOHA BAY PHASE I ACQUISITION ADVANCE. As an Advance against the Maximum Loan Amount, Lender shall make a loan (the "Aloha Bay Phase I Acquisition Advance") to Borrower in an amount equal to the lesser of (a) $2,430,000, or (b) 90% of the bona fide out-of- pocket costs and expenses incurred by Borrower through the date of such Advance in acquiring Aloha Bay Phase I, as established by evidence satisfactory to Lender (exclusive of any overhead of or profits to Borrower or any of the Control Group). The following terms and conditions shall apply to the Aloha Bay Phase I Acquisition Advance:

                          2.1     At such time as all conditions with respect
to the Aloha Bay Phase I Acquisition Advance in this Eleventh Amendment have been satisfied in Lender's discretion, Lender shall disburse the Aloha Bay Phase I Acquisition Advance to Borrower in a single Advance on a date mutually agreeable to the parties hereto. Lender shall have no





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obligation to disburse any portion of the Aloha Bay Phase I Acquisition Advance after September 29, 1995.

                          2.2     Borrower shall use the proceeds of the Aloha
Bay Phase I Acquisition Advance to pay for a portion of Borrower's costs in purchasing Aloha Bay Phase I.

                          2.3     Borrower shall pay to Lender the Aloha Bay
Phase I Loan Fee applicable to the Aloha Bay Phase I Acquisition Advance simultaneously with such Advance.

                          2.4     The Aloha Bay Phase I Acquisition Advance
shall not be included in the Mortgage Loan Facility or deemed to be an Advance under the Mortgage Loan Facility.

                 3. ALOHA BAY PHASE I RENOVATION ADVANCES. As an Advance against the Maximum Loan Amount, Lender shall make a loan (the "Aloha Bay Phase I Renovation Advances") to Borrower, subject to the conditions precedent stated in Paragraph 10 below, in amounts not to exceed the lesser of (a) $3,600,000, less the amount of the Aloha Bay Phase I Acquisition Advance, or (b) 90% of the bona fide out-of-pocket costs and expenses incurred by Borrower through the date of such Advance in renovating the Aloha Bay Phase I, as established by evidence satisfactory to Lender (exclusive of any overhead of or profits to Borrower or any of the Control Group (for the purposes of the foregoing, the term "overhead" shall not be deemed to include reasonable and customary salaries paid to employees of Borrower performing renovations with respect to Aloha Bay Phase I)). Borrower shall use the proceeds of any Aloha Bay Phase I Renovation Advances to reimburse Borrower for Borrower's costs incurred in renovating and refurbishing Aloha Bay Phase I. Lender shall have no obligation to fund any Aloha Bay Phase I Renovation Advances until such time as all conditions with respect thereto in this Eleventh Amendment have been satisfied in Lender's discretion, and Lender shall have no obligation to make any further Aloha Bay Phase I Renovation Advances after the first to occur of the following dates: (i) six (6) months after the Aloha Bay Phase I Acquisition Advance or
(ii) May 31, 1996. The Aloha Bay Phase I Renovation Advances shall not be included in the Mortgage Loan Facility or be deemed to be Advances under the Mortgage Loan Facility.

                 4. ALOHA BAY PHASE II ACQUISITION ADVANCE. As an Advance against the Maximum Loan Amount, Lender shall make a loan (the "Aloha Bay Phase II Acquisition Advance") to Borrower in an amount equal to the lesser of (a) $450,000 or (b) 90% of the total bona fide out- of-pocket costs and expenses to Borrower in acquiring Aloha Bay Phase II, as established by evidence satisfactory to Lender (exclusive of any overhead of or profits to Borrower or any of the Control Group). The following terms and conditions shall apply to the Aloha Bay Phase II Acquisition Advance:





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                          4.1     At such time as all conditions with respect
to the Aloha Bay Phase II Acquisition Advance in Paragraph 10(q) of this Eleventh Amendment have been satisfied in Lender's discretion, Lender shall disburse the Aloha Bay Phase II Acquisition Advance to Borrower in a single advance on a date mutually agreeable to the parties hereto. Lender shall have no obligation to disburse any portion of the Aloha Bay Phase II Acquisition Advance prior to the first (1st) day of the fourth (4th) calendar month after the Aloha Bay Phase I Acquisition Advance is made to Borrower pursuant to Paragraph 2 above, nor after December 31, 1996.

                          4.2     Borrower shall use the proceeds of the Aloha
Bay Phase II Acquisition Advance to pay for a portion of its costs in purchasing the land for Aloha Bay Phase II.

                          4.3     Borrower shall pay the Aloha Bay Phase II
Loan Fee applicable to the Aloha Bay Phase II Acquisition Advance simultaneously with the making of such Advance.

                          4.4     The Aloha Bay Phase II Acquisition Advance
shall not be included in the Mortgage Loan Facility or be deemed to be an Advance under the Mortgage Loan Facility.

                 5. ALOHA BAY PHASE II CONSTRUCTION ADVANCES. As an Advance against the Maximum Loan Amount, in addition to the Aloha Bay Phase I Acquisition Advance, the Aloha Bay Phase I Renovation Advances and the Aloha Bay Phase II Acquisition Advance, Lender shall make a loan (the "Aloha Bay Phase II Construction Advances") to Borrower, subject to the satisfaction of the conditions precedent stated in Paragraph 10(q) and 10(r) below, in amounts not to exceed the lesser of (a) $1,350,000, less the amount of the Aloha Bay Phase II Acquisition Advance, (b) 90% of Borrower's bona fide out-of-pocket costs and expenses incurred through the date of each such Advance in construction, furnishing. fixturizing and equipping the Aloha Bay Phase II, as established by evidence satisfactory to Lender (exclusive of any overhead of or profits to Borrower or any of the Control Group (for the purposes of the foregoing, the term "overhead" shall not be deemed to include reasonable and customary salaries paid to employees of Borrower performing construction activities with respect to Aloha Bay Phase II)), or (c) a dollar amount which would cause the aggregate of the Aloha Bay Phase I Acquisition Advance, all Aloha Bay Phase I Renovation Advances, the Aloha Bay Phase II Acquisition Advance, and all Aloha Bay Phase II Construction Advances to exceed $5,000,000.00. Borrower shall use the proceeds of any Aloha Bay Phase II Construction Advances to pay or reimburse Borrower for Borrower's costs incurred in constructing the Aloha Bay Phase II. Notwithstanding anything contained herein to the contrary, Lender shall have no obligation to make any Aloha Bay Phase II Construction Advances after December 31, 1996. The Aloha Bay Phase II Construction Advances shall not be included in the Mortgage Loan Facility or be deemed to be Advances under the Mortgage Loan Facility.





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                 6.       ALOHA BAY PHASE I NOTE.

                          6.1     The Aloha Bay Phase I Acquisition Advance and
Aloha Bay Phase I Renovation Advances made with respect to Aloha Bay Phase I shall be evidenced by a single Promissory Note (the "Aloha Bay Phase I Note") of Borrower, in a form acceptable to Lender, executed and delivered to Lender simultaneously with the execution of this Eleventh Amendment, in the amount of up to $3,600,000, payable to Lender upon the terms and conditions contained herein and therein. Lender and Borrower hereby agree that, notwithstanding any provision to the contrary in the Loan Agreement, the terms and conditions of the Aloha Bay Phase I Note and this Paragraph 6 shall apply with respect to repayment of the Aloha Bay Phase I Note. To the extent that Borrower's indebtedness to Lender arising from the Aloha Bay Phase I Note is evidenced by both the Note (as distinguished from the Aloha Bay Phase I Note) and the Aloha Bay Phase I Note, receipts by Lender in payment or satisfaction of such indebtedness (including receipt by Lender of Aloha Bay Phase I Release Fees as provided in Paragraph 9.1 hereof) shall be credited against sums due under both the Note and the Aloha Bay Phase I Note and/or any judgment entered thereon.

                          6.2     Notwithstanding the provisions of Paragraph
7.3.1 of the Loan Agreement, Borrower shall have no right to prepay the Aloha Bay Phase I Note, other than through the application of Aloha Bay Phase I Release Fees against the principal balance thereof, as provided in Paragraph
6.3 hereof.

                          6.3     The principal balance of the Aloha Bay Phase
I Note shall be repaid as follows: At such time as Borrower conveys a Unit in Aloha Bay Phase I to a Purchaser, Borrower shall make a principal reduction payment to Lender under the Aloha Bay Phase I Note in an amount equal to the Aloha Bay Phase I Release Fee. Notwithstanding anything herein to the contrary, if not sooner paid, the entire remaining balance of the Aloha Bay Phase I Note, together with all accrued and unpaid interest and all other sums due and owing therein, shall be due and payable in full on the earlier of (a) the date which occurs twenty-four (24) months following the date that Lender makes the last Aloha Bay Phase I Renovation Advance (or in the event there is no such day in the 24th month, on the last day of such month), or (b) May 31, 1998. Aloha Bay Phase I Release Fees paid to Lender in connection with the release of Units from the Security Interests shall be applied toward the next principal installment to become due under the Aloha Bay Phase I Note.

                 7.       ALOHA BAY PHASE II NOTE.

                          7.1     The Aloha Bay Phase II Acquisition Advance
and Aloha Bay Phase II Construction Advances made with respect to Aloha Bay Phase II shall be evidenced by a single Promissory Note (the "Aloha Bay Phase II Note") of Borrower, in a form





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acceptable to Lender, executed and delivered to Lender simultaneously with the
Aloha Bay Phase II Acquisition Advance, in the amount of up to $1,350,000, payable to Lender upon the terms and conditions contained herein and therein. Lender and Borrower hereby agree that, notwithstanding any provision to the contrary in the Loan Agreement, the terms and conditions of the Aloha Bay Phase II Note and this Paragraph 7 shall apply with respect to repayment of the Aloha Bay Phase II Note. To the extent that Borrower's indebtedness to Lender arising from the Aloha Bay Phase II Note is evidenced by both the Note (as distinguished from the Aloha Bay Phase II Note) and the Aloha Bay Phase II Note, receipts by Lender in payment or satisfaction of such indebtedness (including receipt by Lender of Aloha Bay Phase II Release Fees as provided in Paragraph 9.2 hereof) shall be credited against sums due under both the Note and the Aloha Bay Phase II Note and/or any judgment entered thereon.

                          7.2     Notwithstanding the provisions of Paragraph
7.3.1 of the Loan Agreement, Borrower shall have no right to prepay the Aloha Bay Phase II Note, other than through the application of Aloha Bay Phase II Release Fees against the principal balance thereof, as provided in Paragraph
7.3 hereof.

                          7.3     The principal balance of the Aloha Bay Phase
II Note shall be repaid as follows: At such time as Borrower conveys a Unit in Aloha Bay Phase II to a Purchaser, Borrower shall make a principal reduction payment to Lender under the Aloha Bay Phase II Note in an amount equal to the Aloha Bay Phase II Release Fee. Notwithstanding anything herein to the contrary, if not sooner paid, the entire remaining balance of the Aloha Bay Phase II Note, together with all accrued and unpaid interest and all other sums due and owing therein, shall be due and payable in full on the earlier of (a) the date which occurs twenty-four (24) months following the date that Lender makes the last Aloha Bay Phase II Construction Advance (or in the event there is no such day in the 24th month, on the last day of such month), or (b) December 31, 1998. Aloha Bay Phase II Release Fees paid to Lender in connection with the release of Units from the Security Interests shall be applied toward the next principal installment to become due under the Aloha Bay Phase II Note.

                 8. SECURITY. As provided in Paragraphs 3.1(a) and (b) of the Loan Agreement, the payment and Performance of the Aloha Bay Phase I Note and the Aloha Bay Phase II Note shall be secured by the Security Interests granted to Lender pursuant to the Loan Agreement, as amended by this Eleventh Amendment. Furthermore, pursuant to a separate Mortgage, Assignment of Rents and Proceeds and Security Agreement with respect to Aloha Bay Phase I , in a form acceptable to Lender (referred to herein as the "Aloha Bay Phase I Mortgage"), and a separate Mortgage, Assignment of Rents and Proceeds and Security Agreement with respect to Aloha Bay Phase II (the "Aloha Bay Phase II Mortgage"), the payment and Performance of the Aloha Bay Phase I Note and Aloha Bay Phase II Note, respectively, and, subject to the limitations set forth in the Aloha Bay Phase I Mortgage and the Aloha Bay Phase II Mortgage, all other obligations owed to Lender under





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
the Documents shall be secured by a first priority lien on and security interest in Aloha Bay Phase I and Aloha Bay Phase II; all buildings and other improvements now or hereafter erected thereon; all fixtures, equipment and other personal property now or hereafter located on or attached or affixed in any manner to Aloha Bay Phase I and Aloha Bay Phase II; all leases, income, rents, royalties, revenues, issues, profits or proceeds from Aloha Bay Phase I and Aloha Bay Phase II; and other items of collateral in connection therewith, all as more fully set forth in the Aloha Bay Phase I Mortgage and Aloha Bay Phase II Mortgage.

                 9.       RELEASES.

                          9.1     Lender hereby agrees that it will release
from the effect of the Security Interests granted herein and in the Aloha Bay Phase I Mortgage, and from the effect of any UCC Financing Statement, Units in Aloha Bay Phase I which are sold by Borrower upon (a) the payment to Lender of a release fee (the "Aloha Bay Phase I Release Fee") equal to $2,900 per Unit,
(b) the payment of an Incentive Fee (as provided in Paragraph 9.4 below) in the amount of $20 per Unit until such time as Borrower has repaid the Aloha Bay Phase I Note in full, and thereafter in the amount of $2,900 per Unit until such time as Borrower has paid to Lender a total Incentive Fee as to Aloha Bay Phase I of $32,640, all as provided in Paragraph 9.4.1 below, and (c) the satisfaction of the Release Conditions (as defined in Paragraph 9.3 below). Payments of interest due under the Aloha Bay Phase I Note shall not be credited against any Aloha Bay Phase I Release Fees.

                          9.2     Lender hereby agrees that it will release
from the effect of the Security Interests granted herein and in the Aloha Bay Phase II Mortgage, and from the effect of any UCC Financing Statement, Units in Aloha Bay Phase II which are sold by Borrower upon (a) the payment to Lender of a release fee (the "Aloha Bay Phase II Release Fee") equal to $2,205 per Unit,
(b) the payment of an Incentive Fee (as provided in Paragraph 9.4 below) in the amount of $20 per Unit until such time as Borrower has repaid the Aloha Bay Phase II Note in full, and thereafter in the amount of $2,205 per Unit until such time as Borrower has paid to Lender a total Incentive Fee as to Aloha Bay Phase II of $16,320, all as provided in Paragraph 9.4.2 hereof, and (c) the satisfaction of the Release Conditions. Payments of interest due under the Aloha Bay Phase II Note shall not be credited against any Aloha Bay Phase II Release Fees.

                          9.3     The Release Conditions are as follows:

                          (i) No Event of Default shall have occurred or be continuing and no event shall then exist, which with notice, passage of time or both would constitute an Event of Default;

                          (ii) The Unit to be released must have been sold by Borrower in the ordinary course of Borrower's business in a bona fide arms-length transaction;

                          (iii)   The Purchaser of the Unit shall not be
affiliated with Borrower or with any of the Control Group;

                          (iv) Lender shall have received a written request for such release in which Borrower certifies as to compliance with items (i) through (iii) above, and further certifies that all other requirements for such release have been satisfied;

                          (v)     Borrower has paid all of Lender's
         out-of-pocket expenses incurred in connection with such release and has submitted to Lender all necessary documents for the same.

For the purposes hereof, a person or entity shall be deemed affiliated with Borrower or the Control Group if it is a shareholder, officer, director, agent, employee, salesman, broker or creditor of Borrower or the Control Group, or relative of Borrower or the Control Group or of any of the foregoing, or any other person or entity related to or affiliated with Borrower or the Control Group, including, without limitation, the Guarantor and any independent contractors. No partial release of a Unit shall impair or affect Lender's remaining Security Interests or any term or provision of the Loan Agreement.

                          9.4     As additional consideration to Lender,
Borrower shall pay to Lender an incentive fee (the "Incentive Fee") as follows:

                                  9.4.1    Borrower shall pay to Lender an
         Incentive Fee equal to $32,640 with respect to the Units sold in Aloha Bay Phase I or released from the Aloha Bay Phase I Mortgage. The Incentive Fee as to Aloha Bay Phase I shall be paid in installments of $20 per Unit sold or released in Aloha Bay Phase I until such time as the Borrower has repaid the Aloha Bay Phase I Note in full. Thereafter, the Incentive Fee shall be paid in installments of $2,900 per Unit sold or released in Aloha Bay Phase I until the entire Incentive Fee as to Aloha Bay Phase I is paid in full. Payments of the Incentive Fee, in installments of $20 per Unit, shall be made together with Aloha Bay Phase I Release Fees described in Paragraph
         9.1 above, until the Aloha Bay Phase I Note is repaid in full; thereafter, payments of the Incentive Fee as to Aloha Bay Phase I, in installments of $2,900 per Unit, shall be made at the earlier of the conveyance to a Purchaser of each sold Unit in Aloha Bay Phase I or the release of such Unit from the Aloha Bay Phase I Mortgage. The Incentive Fee described herein shall be in addition to the principal and interest payments due under the Aloha Bay Phase I Note. The Incentive Fee may be prepaid in whole or in part at any time. The Incentive Fee payable pursuant to this subparagraph is the same Incentive Fee payable under Paragraph 6.1 of the Aloha Bay Phase I Mortgage.

                                  9.4.2    Borrower shall pay to Lender an
         Incentive Fee equal to $16,320 with respect to the Units sold in Aloha Bay Phase II or released from the Aloha Bay Phase II Mortgage. The Incentive Fee as to Aloha Bay Phase II shall be paid in installments of $20 per Unit sold or released in Aloha Bay Phase II until such time as the Aloha Bay Phase II Note is paid in full. Thereafter, the Incentive Fee shall be paid in installments of $2,205 per Unit sold or released in Aloha Bay Phase II until the entire Incentive Fee as to Aloha Bay Phase II is paid in full. Payments of the Incentive Fee, in installments of $20 per Unit, shall be made together with Aloha Bay Phase II Release Fees described in Paragraph 9.2 above, until the Aloha Bay Phase II Note is repaid in full; thereafter, payments of the Incentive Fee as to Aloha Bay Phase II, in installments of $2,205 per Unit, shall be made at the earlier of the conveyance to a Purchaser of each sold Unit in Aloha Bay Phase II or the release of such Unit from the Aloha Bay Phase II Mortgage. The Incentive Fee described herein shall be in addition to the principal and interest payments due under the Aloha Bay Phase II Note. The Incentive Fee may be prepaid in whole or in part at any time. The Incentive Fee payable pursuant to this subparagraph is the same Incentive Fee payable under Paragraph 6.1 of the Aloha Bay Phase II Mortgage.

                          9.5     Upon the release of a Unit from the Aloha Bay
Phase I Mortgage or the Aloha Bay Phase II Mortgage, as the case may be, such release shall also constitute a release from the lien of the Aloha Bay Phase I Mortgage or the Aloha Bay Phase II Mortgage, respectively, and from the lien of Lender's Security Interest, of any Purchaser Notes or Purchaser Mortgages subsequently arising from the sale of such Unit; provided, however, that notwithstanding the foregoing, such Purchaser Notes and Purchaser Mortgages shall continue to be subject to Lender's Security Interest to the extent that such Purchaser Notes or Purchaser Mortgages constitute Receivables Collateral.

                          9.6     At such time as the principal, interest and
all other sums payable under the Aloha Bay Phase I Note have been paid in full, together with the entire Incentive Fee as to Aloha Bay Phase I, Lender shall, upon the request of Borrower, release and terminate the Aloha Bay Phase I Mortgage and the accompanying UCC Financing Statement and any related security interests, provided that there does not then exist an Event of Default or any act or event which with notice, passage of time or both would constitute an Event of Default. All instruments effecting such release and termination shall be prepared by Borrower and submitted to Lender unless Lender otherwise specifies in its sole discretion. Such instruments shall be in a form and substance reasonably satisfactory to Lender.

                          9.7     At such time as the principal, interest and
all other sums payable under the Aloha Bay Phase II Note have been paid in full, together with the entire Incentive Fee as to Aloha Bay Phase II, Lender shall, upon the request of Borrower, release and terminate the Aloha Bay Phase II Mortgage and the accompanying UCC Financing Statement and any related security interests, provided that there does not then exist an Event of Default or any act or event which with notice, passage of time or both would constitute an Event of Default. All instruments effecting such release and termination shall be prepared by Borrower and submitted to Lender unless Lender otherwise specifies in its sole discretion. Such instruments shall be in a form and substance reasonably satisfactory to Lender.

                 10. CONDITIONS PRECEDENT. Lender's obligation to make the Aloha Bay Phase I Acquisition Advance, the Aloha Bay Phase II Acquisition Advance, the Aloha Bay Phase I Renovation Advances and the Aloha Bay Phase II Construction Advances are subject to the following conditions precedent, all of which must be satisfied at or prior to the funding of the Aloha Bay Phase I Acquisition Advance, except with respect to the conditions precedent set forth in Paragraph 10(q) below, which conditions must be satisfied at or prior to the funding of the Aloha Bay Phase II Acquisition Advance and except with respect to the conditions precedent set forth in Paragraph 10(r) below, which conditions must be satisfied at or prior to the funding of any Aloha Bay Phase II Construction Advances.

                          (a)     Borrower shall have delivered to Lender the
following executed documents, all in form satisfactory to Lender:


                                  (i)      The Aloha Bay Phase I Note;

                                  (ii)     Environmental Certificate with
                 Representations, Covenants and Warranties, with respect to the Aloha Bay Phase I, in form acceptable to Lender;

                                  (iii)    The Aloha Bay Phase I Mortgage;

                                  (iv)     An opinion from Borrower's counsel,
                 which counsel must be acceptable to Lender, with respect to such matters as Lender shall require.

                                  (v)      This Eleventh Amendment;

                                  (vi)     From the Guarantor of the Loan, a
                 "Consent of Guarantor," in a form acceptable to Lender;

                                  (vii)    A corporate resolution of Borrower;

                                  (viii)   A corporate resolution of Guarantor;

                                  (ix)     UCC Financing Statements for filing
                  and/or recording with respect to Aloha Bay Phase I;

                                  (x)      Such other documents or instruments
                 required by Lender to fully perfect the liens and security interests of Lender described or contemplated herein;

                                  (xi)     Such other items as Lender may
                 require.

                          (b)     RESERVED.

                          (c) Borrower shall have delivered to Lender a current Phase I environmental assessment for Aloha Bay Phase I, performed by an environmental consultant acceptable to Lender, indicating that Aloha Bay Phase I does not contain and is not affected by existing or potential environmental contamination. If Lender is not satisfied with the results of the Phase I environmental assessment or if Lender becomes aware of any environmental issues impacting Aloha Bay Phase I, Lender shall have the right to require a site audit and regulatory compliance evaluation of Aloha Bay Phase I, which shall be prepared by an environmental engineer acceptable to Lender retained at the cost of Borrower and Lender's obligations hereunder shall be subject to Lender's approval of such audit and evaluation.

                          (d) Borrower shall have delivered to Lender a current ALTA survey of Aloha Bay Phase I, certified to Lender by a licensed engineer or surveyor acceptable to Lender, showing, inter alia, the dimensions of the Aloha Bay Phase I, access thereto, streets and street lines, easements, location of all improvements and all other physical details thereof. In addition, Borrower shall have delivered to Lender a current title report with respect to Aloha Bay Phase I from a title insurance company acceptable to Lender and Lender shall have approved the condition of title thereto as shown therein.

                          (e) Lender shall have inspected Aloha Bay Phase I and shall be satisfied as to the condition thereof.

                          (f) Borrower shall have obtained and delivered to Lender, at Borrower's expense, an ALTA extended coverage mortgagee's title insurance policy or policies acceptable to Lender, with such endorsements as Lender may require, issued by a title insurance company satisfactory to Lender, in the amount of $3,632,640 insuring that the Aloha Bay Phase I Mortgage is a first and prior lien on the Aloha Bay Phase I, subject only to title exceptions approved by Lender.

                          (g) Borrower shall have delivered to Lender evidence satisfactory to Lender that Aloha Bay Phase I is not located within a special flood hazard area or evidence satisfactory to Lender that Aloha Bay Phase I is insured, upon such terms and in such amounts as shall be satisfactory to Lender, against risks of physical damage caused by flooding.

                          (h) Borrower shall have obtained such public liability, casualty and other insurance policies covering Aloha Bay Phase I as Lender may require, written by insurers and in amounts and forms satisfactory to Lender.

                          (i) Lender shall have reviewed and approved credit references of Borrower and Guarantor.

                          (j) Lender shall have determined that the operations of Borrower do not violate in any material respect any applicable laws, ordinances, rules and regulations of governmental authorities or agencies.

                          (k) Unless waived in writing by Lender, Lender shall have reviewed and approved a current UCC, tax lien, judgment and litigation search on Borrower and Guarantor.

                          (l) Borrower shall have paid all closing costs, title company charges, recording fees and taxes, appraisal fees and expenses, survey fees, travel expenses, architect/engineer inspection fees and expenses, fees and expenses of Lender's counsel, and all other costs and expenses incurred by Lender in connection with the preparation, closing and disbursement of each of the Advances made with respect to Aloha Bay Phase I pursuant to this Eleventh Amendment.

                          (m) Borrower shall have paid the Aloha Bay Phase I Loan Fee in the amount required to be paid with respect to each of the Advances made by Lender pursuant hereto with respect to Aloha Bay Phase I.

                          (n) Borrower shall have delivered to Lender a fully-executed copy of the purchase agreements or option agreements, and all amendments thereto, in connection with Borrower's acquisition of the Aloha Bay Phase I and option to acquire Aloha Bay Phase II.

                          (o) Lender shall have reviewed and approved Borrower's budget for the renovation and refurbishment of Aloha Bay Phase I.

                          (p) Borrower shall have delivered to Lender, and Lender shall have approved and be satisfied with, evidence of Borrower's required equity interest in Aloha Bay Phase I.

                          (q) Prior to the funding of the Aloha Bay Phase II Acquisition Advance, and any Aloha Bay Phase II Construction Advances, Borrower shall have delivered to Lender the following executed documents, in form satisfactory to Lender, (the forms of any such documents agreed to by the parties in connection with the Aloha Bay Phase I Acquisition Advance and Aloha Bay Phase I Renovation Advances shall be deemed to be satisfactory hereunder) together with all other materials described below and otherwise satisfied to Lender's satisfaction the following additional conditions precedent:

                                  (1)      The Aloha Bay Phase II Note;

                                  (2)      Environmental Certificate with
                 Representations, Covenants and Warranties with respect to Aloha Bay Phase II in form acceptable to Lender;

                                  (3)      Aloha Bay Phase II Mortgage;

                                  (4)      An opinion from Borrower's counsel,
                 which counsel must be acceptable to Lender, with respect to such matters as Lender shall require;

                                  (5)      UCC Financing Statements for filing
                                           and/or recording with respect to
                                           Aloha Bay Phase II;

                                  (6)      A current Phase I Environmental
                 Assessment for Aloha Bay Phase II, performed by an environmental consultant acceptable to Lender, indicating that Aloha Bay Phase II does not contain and is not affected by existing or potential environmental contamination. If Lender is not satisfied with the results of the Phase I Environmental Assessment, or if Lender becomes aware of any environmental issues impacting Aloha Bay Phase II, Lender shall have the right to require a site audit and regulatory compliance evaluation of Aloha Bay Phase II, which shall be prepared by an environmental engineer acceptable to Lender retained at the cost of Borrower and Lender's obligations hereunder with respect to Aloha Bay Phase II shall be subject to Lender's approval of such audit and evaluation;

                                  (7)      Borrower shall have delivered to
                 Lender a current ALTA survey of Aloha Bay Phase II, certified to Lender by a licensed engineer or surveyor acceptable to Lender, showing, inter alia, the dimensions of Aloha Bay Phase II, access thereto, streets and street lines, easements, location of all improvements and all other physical details thereof. In addition, Borrower shall have delivered to Lender a current title report with respect to Aloha Bay Phase II from a title insurance company acceptable to Lender and Lender shall have approved the condition of title thereto as shown therein.

                                  (8)      Lender shall have inspected Aloha
                 Bay Phase II and shall be satisfied as to the condition thereof;

                                  (9)      Borrower shall have obtained and
                 delivered to Lender, at Borrower's expense, an ALTA extended coverage mortgagee's title insurance policy or policies acceptable to Lender, with such endorsements as Lender may require, issued by a title insurance company satisfactory to Lender, in the amount of $1,366,320 insuring that the Aloha Bay Phase II Mortgage is a first and prior lien on Aloha Bay Phase II, subject only to title exceptions approved by Lender (provided, that any title exceptions which were approved by Lender in connection with the recordation of the Aloha Bay Phase I Mortgage, shall be deemed to be approved);

                                  (10)     Borrower shall have delivered to
                 Lender evidence satisfactory to Lender that Aloha Bay Phase II is not located within a special flood hazard area or evidence satisfactory to Lender that Aloha Bay Phase II is insured, upon such terms and in such amounts as shall be satisfactory to Lender, against risks of physical damage caused by flooding;

                                  (11)     Borrower shall have obtained such
                 public liability, casualty and other insurance policies covering Aloha Bay Phase II as Lender may require, written by insurers and in amounts and form satisfactory to Lender;

                                  (12) Borrower shall have paid all closing costs, title company charges, recording fees and taxes, appraisal fees and expenses, survey fees, travel expenses, architect/engineer inspection fees and expenses, fees and expenses of Lender's counsel, and all other costs and expenses incurred by Lender in connection with the preparation, closing and disbursement of each of the Advances made with respect to Aloha Bay Phase II pursuant to this Eleventh Amendment;

                                  (13)     Borrower shall have paid the Aloha
                 Bay Phase II Loan Fee in the amount required to be paid with respect to each of the Advances made with respect to Aloha Bay Phase II pursuant hereto;

                                  (14)     Borrower shall have delivered to
                 Lender an executed notice of Borrower's exercise of the option to acquire Aloha Bay Phase II;

                                  (15)     Borrower shall have delivered to
                 Lender, and Lender shall have approved and be satisfied with, evidence of Borrower's required equity interest in Aloha Bay Phase II;

                                  (16)     Borrower shall have satisfied the
                 Aloha Bay Phase I Post-Closing Condition as described in Paragraph 12 of this Eleventh Amendment;

                                  (17) Lender shall have received, reviewed and approved Borrower's budget for the construction of Aloha Bay Phase II;

                                  (18)     Copies of all plans and
                 specifications for the construction of Aloha Bay Phase II, together with evidence that the same have been approved by all applicable federal, state and local authorities;

                                  (19)     Evidence that Aloha Bay Phase II is
                 properly zoned for the improvements to be constructed and their intended use as a time-share resort and such zoning is final and not subject to challenge;

                                  (20)     Borrower shall not have commenced
                 construction of any improvements on Aloha Bay Phase II nor performed site clearance work or any other pre-construction activity which would give rise to any mechanic's liens with respect to Aloha Bay Phase II;

                          (r) Prior to the funding of any Aloha Bay Phase II Construction Advances, Borrower shall have delivered to Lender the following, all of which shall be satisfactory to Lender:

                                  (1) Final itemized breakdown of the cost to (A) construct the improvements for Aloha Bay Phase II, and
                 (B) acquire furniture, fixtures and equipment to be contained within Aloha Bay Phase II;

                                  (2)      Borrower shall deliver to Lender an
                 update of the ALTA survey of Aloha Bay Phase II indicating the location of the foundations for the building improvements to be constructed thereon and, after completion of all building improvements, shall deliver to Lender an as-built ALTA survey of Aloha Bay Phase II.

                                  (3) Such insurance as required by Lender with respect to Aloha Bay Phase II, written by insurers in amounts and forms satisfactory to Lender, which insurance shall be obtained at the sole cost of Borrower;

                                  (4)      Copies of all building and other
                 necessary or appropriate permits issued by each federal, state and local authority having jurisdiction over the Property and its intended uses in permitting construction of the improvements thereon in accordance with the plans and specifications therefor;

                                  (5)      Not later than ten (10) days prior
                 to the first Aloha Bay Phase II Construction Advance, copies of all agreements between Borrower and any contractors (together with copies of all contracts between the general contractor and all subcontractors), architects, engineers, managers or supervisors related to the construction, maintenance, repair, leasing, management and operation of the Aloha Bay Phase II, together with written agreements by such persons or entities that they will perform for Lender the services contracted to Borrower, notwithstanding the occurrence of any event of default and any foreclosure of the Aloha Bay Phase II Mortgage (provided that such persons or entities continue to receive payments under their respective contracts and provided that Borrower is not required to deliver any such agreements with respect to any subcontract unless specifically requested by Lender in writing), and the consent of such persons or entities to the collateral assignment by Borrower to Lender of their respective contracts;

                                  (6)      A job progress schedule showing the
                 planned timing, progress of construction and completion date for the improvements to be constructed, together with a projected monthly funding schedule with respect to the construction of Aloha Bay Phase II. Such job progress schedule, and funding schedules shall be supported by firm contracts or purchase orders, must contain in detail all "soft" costs, and all costs for furniture, fixtures and equipment. The construction budget shall include an adequate interest reserve satisfactory to Lender in its sole discretion, together with a contingency reserve for unexpected and unanticipated costs, and shall not include any fees or other amount payable to Borrower or its Affiliates;

                                  (7)      The certification by Borrower, the
                 Borrower's supervisory architect, the contractor and an independent architect of Lender's selection (provided that Borrower's obligation to pay for Lender's independent architect's inspections shall not exceed $3,000.00), that:
                 (A) all work (including work, the cost of which was paid from sources other than the Loan) performed is in substantial accordance with the plans and specifications therefor; (B) all governmental licenses and permits required for such improvement as then completed have been obtained and will be exhibited to the Lender upon request; (C) the improvements (including improvements, the cost of which was paid from sources other than the Loan) as then completed do not violate and, if further completed in accordance with the plans and specifications therefor, will not violate any law, ordinance, rule or regulation or covenant, condition or restriction affecting Aloha Bay Phase II; (D) the remaining undisbursed proceeds of the Aloha Bay Phase II Construction Advances are sufficient to pay for the completion of Aloha Bay Phase II;
                 (E) the information set forth in Borrower's request for an Aloha Bay Phase II Construction Advance is true and accurate in all material respects; (F) the Aloha Bay Phase II Construction Advance is in an amount not in excess of the value of the work and materials for which such Advance is requested;

                                  (8)      Paid invoices and lien waivers
                 relating to the construction of the improvements for all work through the date of the previous request for an Advance by Borrower;

                                  (9)      Evidence that any inspection
                 required by any state, city or other governmental authority has been completed with results satisfactory to that authority;

                                  (10)     Simultaneously with each Aloha Bay
                 Phase II Construction Advance, an endorsement to Lender's title insurance policy insuring that no intervening matters have affected the priority of the Aloha Bay Phase II Mortgage since its recordation (which endorsement shall be supplied to Lender immediately prior to the contemplated Advance).

                                  (11)     Such other items as Lender may
                                           require.

                 11. RECEIVABLES ADVANCES; LENDER'S ASSURANCES. In addition to the conditions set forth for the effectiveness of this Eleventh Amendment as set forth in Paragraph 10 above, Lender's obligation to make Advances of the Loan, from time to time, against Instruments or Contracts arising from the sale of Units in the Aloha Bay Phase I or the Aloha Bay Phase II is subject to and conditioned upon such Instruments or Contracts qualifying as Eligible Receivables and is furthermore subject to and conditioned upon the satisfaction of all other conditions precedent to the making of the Advance, as set forth in the Loan Agreement. In connection therewith, but without limiting the generality of the foregoing, Lender's obligation to make Advances of the Loan against Instruments or Contracts arising from the sale of Units in the Aloha Bay Phase I and the Aloha Bay Phase II is subject to Lender's receipt and approval of copies of the registrations/consents to sell/public offering statements/prospectuses and/or approvals thereof required to be issued by or used in all jurisdictions in which such Units will be offered for sale. In the event that, as part of Borrower's operation of Aloha Bay Phase I and Aloha Bay Phase II (after construction of same) as timeshare resorts, Borrower records a declaration of condominium or similar documentation with respect to the Aloha Bay Phase I and/or Aloha Bay Phase II (which declaration or other documentation shall be subject to Lender's review and approval in its sole and absolute discretion), Lender shall provide such assurances as may be required under Florida law or regulation or as otherwise required by any governmental agencies applicable to Borrower's sale of Units in any state in which Borrower does business, which assurances shall include, if necessary, modifying the Aloha Bay Phase I Mortgage and Aloha Bay Phase II Mortgage, that (a) any insurance proceeds (as defined in the Aloha Bay Phase I Mortgage or Aloha Bay Phase II Mortgage, as applicable) payable as a result of any damage or destruction to Aloha Bay Phase I or Aloha Bay Phase II, as applicable, will be made available for purposes of repair and restoration of Aloha Bay Phase I or Aloha Bay Phase II, as applicable, subject to such conditions and restrictions which may be required by Lender (which conditions and restrictions may include without limitation, the requirement that, to the extent permitted by law, Lender hold such insurance proceeds and control the disbursement thereof as repairs are actually made), and (b) in the event that Lender foreclosures its lien under the Aloha Bay Phase I Mortgage or Aloha Bay Phase II Mortgage, as applicable, Lender will not disturb the rights of any purchasers of any Units therein.

                 12. ALOHA BAY PHASE I POST-CLOSING CONDITIONS. Borrower hereby agrees that, as additional conditions to Lender's obligation to fund the Aloha Bay Phase II Acquisition Advance and any Aloha Bay Phase II Construction Advances, and as conditions subsequent to Lender's obligations under this Eleventh Amendment, Borrower shall, within one hundred twenty (120) days after the date of this Eleventh Amendment, (a) cause all construction debris currently located on Aloha Bay Phase I and identified in that Updated Phase I Assessment Report prepared by FGS, Inc., dated July 25, 1994, as including, but not limited to, wood, wood pallet, pipes and empty 55-gallon drums (the "Construction Debris"), to be completely removed from Aloha Bay Phase I in accordance with all applicable governmental laws, rules, regulations and requirements, and provide written evidence of the removal of the Construction Debris to Lender not later than one hundred twenty (120) days after the date of this Eleventh Amendment, which written confirmation shall be made by FGS, Inc., and (b) provide a letter addressed to Lender, from Borrower's Nevada counsel (which counsel is acceptable to Lender), which letter provides such assurances as may be reasonbly requested by Lender, that the litigation matter referred to in Item No. 10 of Schedule 1 of Exhibit "C" attached hereto should have no material adverse effect on Borrower's business and financial condition due to the relationship between the defendant in such matter and Borrower.

                 13. COMMISSIONS. Lender shall not be obligated to pay any loan commission and/or brokerage fee in connection with the Advances of the Loan made pursuant to this Eleventh Amendment. Borrower shall pay any and all such commissions and fees, if any, and hereby agrees to indemnify, defend and hold harmless Lender from any claim for any such commissions or fees. Lender represents and warrants to Borrower that Lender has no knowledge of broker involvement in the transactions contemplated by this Eleventh Amendment.

                 14. INDEBTEDNESS ACKNOWLEDGED. Borrower acknowledges that the indebtedness evidenced by the Documents is just and owing and agrees to pay the indebtedness in accordance with the terms of the Documents. Borrower further acknowledges and represents that no event has occurred and no condition presently exists that would constitute a default or event of default by Lender under the Loan Agreement or any of the other Documents, with or without notice or lapse of time.

                 15. VALIDITY OF DOCUMENTS. Borrower hereby ratifies, reaffirms, acknowledges and agrees that the Loan Agreement and the other Documents represent valid, enforceable and collectable obligations of Borrower, and that Borrower presently has no existing claims, defenses (personal or otherwise) or rights of setoff whatsoever with respect to the Obligations of Borrower under the Loan Agreement or any of the other Documents. Borrower furthermore agrees that it has no defense, counterclaim, offset, cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender or GREFCO.

                 16. REAFFIRMATION OF WARRANTIES. Except to the extent, if any, that the information in Exhibit 8.3(a) to the Loan Agreement has been supplemented by Exhibit "C" attached hereto, Borrower hereby reaffirms to Lender each of the representations, warranties, covenants and agreements of Borrower as set forth in each of the Documents with the same force and effect as if each were separately stated herein and made as of the date hereof.

                 17. RATIFICATION OF TERMS AND CONDITIONS. All terms, conditions and provisions of the Loan Agreement, including the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment, Eighth Amendment, Ninth Amendment and Tenth Amendment, and of each of the other Documents shall continue in full force and effect and shall remain unaffected and unchanged except as specifically amended hereby. In the event of any conflict between the terms and conditions of this Eleventh Amendment and any of the other Documents, the provisions of this Eleventh Amendment shall control.

                 18. OTHER WRITINGS. Lender and Borrower will execute such other writings as may be necessary to confirm or carry out the intentions of Lender and Borrower evidenced by this Eleventh Amendment.

                 19. EFFECTIVENESS OF AMENDMENT. This Eleventh Amendment shall not be effective until the same is executed and accepted by Lender in the State of Arizona.

                 IN WITNESS WHEREOF, this instrument is executed as of the day and year first above written.

PREFERRED EQUITIES CORPORATION,          FINOVA CAPITAL CORPORATION,
a Nevada corporation                     a Delaware corporation


By:                                      By:
   -----------------------------------      --------------------------------
   Donald R. Middleton, Vice President   Title:
                                               ----------------------------

STATE OF ARIZONA              )
                              ) ss
County of Maricopa            )

                 BEFORE ME, the undersigned authority, a Notary Public in and for the County and State aforesaid, on this day personally appeared DONALD R. MIDDLETON, known to me to be the Vice President of PREFERRED EQUITIES CORPORATION, a Nevada corporation, who acknowledged to me that the same was the free act and deed of such corporation and that he, being authorized by proper authority to do so, executed the same on behalf of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

                 GIVEN UNDER MY HAND AND SEAL OF OFFICE this ______ day of ______________, 1995.

                                           -----------------------------------
                                           Notary Public


My commission expires:

____________________


STATE OF ARIZONA              )
                              ) ss
County of Maricopa            )

                 BEFORE ME, the undersigned authority, a Notary Public in and for the County and State aforesaid, on this day personally appeared _____________________________________________________________, known to me to be the _____________________________ of FINOVA CAPITAL CORPORATION, a Delaware corporation, who acknowledged to me that the same was the free act and deed of such corporation and that s/he, being authorized by proper authority to do so, executed the same on behalf of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

                 GIVEN UNDER MY HAND AND SEAL OF OFFICE this ______ day of ______________, 1995.


                                           -----------------------------------
                                           Notary Public

My commission expires:

____________________

                                                             [ALOHA BAY PHASE I]

                                PROMISSORY NOTE

U.S. $3,600,000.00                                            September 22, 1995
                                                                Phoenix, Arizona


                 FOR VALUE RECEIVED, the undersigned PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Maker"), promises to pay to FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender"), or order, at such place as the holder of this Note ("Holder") may from time to time designate in writing, in lawful money of the United States of America, the principal sum of THREE MILLION SIX HUNDRED THOUSAND AND NO/100 DOLLARS (U.S. $3,600,000.00), or so much thereof as has been disbursed and not repaid, together with interest on the unpaid principal balance from time to time outstanding from the date hereof until paid, as more fully provided for below.

                 Interest due under this Note shall (a) accrue daily on the basis of the actual number of days in the computation period, (b) be calculated on the basis of a year consisting of 360 days, and (c) be payable monthly in arrears on the later of (i) ten (10) days after Lender mails an invoice or statement therefor to Maker or (ii) the due date set forth in said invoice or statement. Interest shall accrue initially at an annual interest rate ("Initial Interest Rate") equal to Prime (as hereinafter defined) in effect on the date of the initial advance of the loan evidenced by this Note ("Initial Prime") plus 2-1/4% per annum, subject to adjustment on each Interest Rate Change Date (as hereinafter defined), but in no event to exceed the maximum contract rate permitted under the Applicable Usury Law (as hereinafter defined). The interest rate shall change on each Interest Rate Change Date by adding to or subtracting from the Initial Interest Rate, as the case may be, the change, if any, between Initial Prime and Prime in effect on the applicable Interest Rate Change Date. As used in this Note, the following capitalized terms have the meaning set forth opposite them below:

                 "Prime" shall mean the rate of interest publicly announced, from time to time, by Citibank, N.A., New York, New York ("Citibank"), as the corporate base rate of interest charged by Citibank to its most creditworthy commercial borrowers notwithstanding the fact that some borrowers of Citibank may borrow from Citibank at rates of less than such announced Prime rate; and

                 "Interest Rate Change Date" means (a) the first business day of Citibank, N.A., in New York, New York, during the calendar month following the date of the initial advance of the loan evidenced by this Note and (b) the first business day of Citibank, N.A., during each successive month thereafter.

                 The principal sum of this Note shall be repaid in the manner set forth in the Loan Agreement (as defined below), the applicable provisions of which are incorporated herein by reference as if fully set forth herein.

                 Payments of principal and/or interest shall, at the option of Holder, earn interest after they are due at a rate ("Overdue Rate") equal to
(a) 2% per annum above the rate otherwise payable hereunder or (b) the maximum contract rate permitted under the Applicable Usury Law, whichever of (a) or (b) is lesser. Furthermore, in the event of the occurrence of an Event of Default (as the term "Event of Default" is defined in the Loan Agreement) the unpaid principal balance of this Note shall, at the option of Holder, accrue interest at the Overdue Rate.

                 This Note is executed pursuant to that certain Amendment No. 11 to Amended and Restated Loan and Security Agreement of even date herewith between Maker and Lender (such Amended and Restated Loan and Security Agreement, as amended, the "Loan Agreement"). All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, the applicable provisions of which are incorporated herein by reference.

                 All payments made under this Note shall be applied first against amounts due hereunder or under the Loan Agreement, other than principal and interest; second, against interest then due under this Note; and third, against the principal of this Note.

                 In the event any installment of principal and/or interest required to be made in connection with the indebtedness evidenced hereby is not paid when due and, except in the case of the final installment, for which no grace period is allowed, such default continues for five days after notice thereof to Maker or an Event of Default occurs, Holder may, at its option, without notice or demand, declare immediately due and payable the entire unpaid principal balance hereof, all accrued and unpaid interest thereon, and all other charges owing in connection with the loan evidenced hereby.

                 The contracted for rate of interest of the loan contemplated hereby, without limitation, shall consist of the following: (i) the interest rate, calculated and applied to the principal balance of this Note in accordance with the provisions of this Note; (ii) Overdue Rate, calculated and applied to the amounts due under this Note in accordance with the provisions hereof; (iii) Aloha Bay Phase I Commitment Fee; (iv) any incentive fees payable under the Loan Agreement; and (v) all Additional Sums (as hereinafter defined), if any. Maker agrees to pay an effective contracted for rate of interest which is the sum of the above-referenced elements.

                 All fees, charges, goods, things in action or any other sums or things of value (other than amounts described in the immediately previous paragraph), paid or payable by Maker (collectively, the "Additional Sums"), whether pursuant to this Note, the Loan Agreement, the other Documents or any other documents or instruments in any way pertaining to this lending transaction, or otherwise with respect to this lending transaction, that under any applicable law may be deemed to be interest with respect to this lending transaction, for the purpose of any applicable law that may limit the maximum amount of interest to be charged with respect to this lending transaction, shall be payable by Maker as, and shall be deemed to be, additional interest, and for such purposes only, the agreed upon and "contracted for rate of interest" of this lending transaction shall be deemed to be increased by the rate of interest resulting from the Additional Sums.

                 This Note is not prepayable in whole or in part other than as a result of the application to the unpaid principal balance hereof of Aloha Bay Phase I Release Fees arising from the release of Units from the Security Interests.

                 In the event that Holder institutes legal proceedings to enforce this Note and Holder is the prevailing party in such proceeding, Maker agrees to pay Holder, in addition to any indebtedness due and unpaid, all costs and expenses of such proceedings, including, without limitation, attorneys' fees.

                 Holder shall not by any act or omission or commission be deemed to waive any of its rights or remedies hereunder unless such waiver be in writing and signed by an authorized officer of Holder and then only to the extent specifically set forth therein; a waiver on one occasion shall not be construed as continuing or as a bar to or waiver of such right or remedy on any other occasion. All remedies conferred upon Holder by this Note or any other instrument or agreement connected herewith or related hereto shall be cumulative and none is exclusive and such remedies may be exercised concurrently or consecutively at Holder's option.

                 Every person or entity at any time liable for the payment of the indebtedness evidenced hereby waives: presentment for payment, protest and demand; notice of protest, demand, dishonor and nonpayment of this Note; and trial by jury in any litigation arising out of, relating to or connected with this Note or any instrument given as security herefor. Every such person or entity further consents that Holder may renew or extend the time of payment of any part or the whole of the indebtedness at any time and from time to time at the request of any other person or entity liable therefor. Any such renewals or extensions may be made without notice to any person or entity liable for the payment of the indebtedness evidenced hereby.

                 This Note is given and accepted as evidence of indebtedness only and not in payment or satisfaction of any indebtedness or obligation.

                 Time is of the essence with respect to all of Maker's obligations and agreements under this Note.

                 This Note and all of the provisions, conditions, promises and covenants hereof shall be binding in accordance with the terms hereof upon Maker, its successors and assigns, provided nothing herein shall be deemed consent to any assignment restricted or prohibited by the terms of the Loan Agreement. If more than one person or other entity has executed this Note as Maker, the obligations of such persons and entities shall be joint and several.

                 This Note has been executed and delivered in Phoenix, Arizona, and the obligations of Maker hereunder shall be performed in Phoenix, Arizona. THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ARIZONA AND, TO THE EXTENT THEY PREEMPT THE LAWS OF SUCH STATE, THE LAWS OF THE UNITED STATES. Maker (a) hereby irrevocably submits itself to the process, jurisdiction and venue of the courts of the State of Arizona, Maricopa County, and to the process, jurisdiction and venue of the United States District Court for Arizona, for the purposes of suit, action or other proceedings arising out of or relating to this Note or the subject matter hereof brought by Holder and
(b) without limiting the generality of the foregoing, hereby waives and agrees not to assert by way of motion, defense or otherwise in any such suit, action or proceeding any claim that Maker is not personally subject to the jurisdiction of the above-named courts, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

                 It is the intent of the parties to comply with the usury law ("Applicable Usury Law") applicable pursuant to the terms of the preceding paragraph or such other usury law which is applicable if the law chosen by the parties is not. Accordingly, it is agreed that notwithstanding any provisions to the contrary in this Note, or in any of the documents securing payment hereof or otherwise relating hereto, in no event shall this Note or such documents require the payment or permit the collection of interest in excess of the maximum contract rate permitted by the Applicable Usury Law. In the event
(a) any such excess of interest otherwise would be contracted for, charged or received from Maker or otherwise in connection with the loan evidenced hereby, or (b) the maturity of the indebtedness evidenced by this Note is accelerated in whole or in part, or (c) all or part of the principal or interest of this Note shall be prepaid, so that under any of such circumstance the amount of interest contracted for, shared or received in connection with the loan evidenced hereby, would exceed the maximum contract rate permitted by the Applicable Usury Law, then in any such event (1) the provisions of this paragraph shall govern and control, (2) neither Maker nor any other person or entity now or hereafter liable for the payment hereof will be obligated to pay the amount of such interest to the extent that it is in excess of the maximum contract rate permitted by the Applicable Usury Law, (3) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount hereof or refunded to Maker, at Holder's option, and (4) the effective rate of interest will be automatically reduced to the maximum amount of interest permitted by the Applicable Usury Law. It is further agreed, without limiting the generality of the foregoing, that to the extent permitted by the Applicable Usury Law: (x) all calculations of interest which are made for the purpose of determining whether such rate would exceed the maximum contract rate permitted by the Applicable Usury Law shall be made by amortizing, prorating, allocating and spreading during the period of the full stated term of the loan evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise in connection with such loan; and (y) in the event that the effective rate of interest on the loan should at any time exceed the maximum contract rate allowed under the Applicable Usury Law, such excess interest that would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law shall be paid to Holder from time to time, if and when the effective interest rate on the loan otherwise falls below the maximum amount permitted by the Applicable Usury Law, to the extent that interest paid to the date of calculation does not exceed the maximum contract rate permitted by the Applicable Usury Law, until the entire amount of interest which would have otherwise been collected had there been no ceiling imposed by the Applicable Usury Law has been paid in full. Maker further agrees that should the maximum contract rate permitted by the Applicable Usury Law be increased at any time hereafter because of a change in the law, then to the extent not prohibited by the Applicable Usury Law, such increases shall apply to all indebtedness evidenced hereby regardless of when incurred; but, again to the extent not prohibited by the Applicable Usury Law, should the maximum contract rate permitted by the Applicable Usury Law be decreased because of a change in the law, such decreases shall not apply to the indebtedness evidenced hereby regardless of when incurred.

                 In the event of any conflict or inconsistency between the provisions of this Note and the provisions of the Loan Agreement, the provisions of the Loan Agreement shall control.

                            PREFERRED EQUITIES
                            CORPORATION, a Nevada corporation
                            "Maker"


                            By:_______________________________________________
                               Donald R. Middleton, Vice President
Address:
4310 Paradise Road
Las Vegas, Nevada 89109

Attn:  President





                                      -6-